Exhibit 10.6(A)

AGREEMENT

This Agreement (the “Agreement”) is made and entered into as of April 13, 2011, among American Wagering, Inc., a Nevada corporation (“AWI”), William Hill Holdings Limited, a private limited company formed under the laws of England and Wales (“William Hill”) and Victor J. Salerno (“Salerno”).

WHEREAS, AWI and Salerno previously entered into that certain Employment Agreement dated as of June 28, 2002 (as amended to date, the “Employment Agreement”);

WHEREAS, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) among William Hill, AW Sub Co., a Nevada corporation and an indirect wholly-owned subsidiary of William Hill (“Merger Sub”), AWI, and solely for purposes of Section 8.15 thereof, the stockholders set forth on the signature pages thereto, it is contemplated that Merger Sub will merge with and into AWI with AWI as the surviving corporation (the “Transaction”); and

WHEREAS, in order to induce the parties to the Merger Agreement to enter into the Merger Agreement and to consummate the Transaction, AWI, William Hill and Salerno desire to provide that, subject to the consummation of the Transaction, and simultaneously therewith, the Employment Agreement shall be terminated, all the terms thereof shall be null and void and Salerno shall not be entitled to any payments, benefits or other rights thereunder.

NOW THEREFORE, on the basis of the foregoing premises and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.             AWI, William Hill and Salerno agree that subject to the consummation of the Transaction, and simultaneously therewith, the Employment Agreement shall be terminated, all the terms thereof shall be null and void and Salerno shall not be entitled to any payments, benefits or other rights thereunder.

[signatures on next page]

IN WITNESS WHEREOF, the AWI, William Hill and Salerno have duly executed this Agreement as of the date first above written.

WILLIAM HILL HOLDINGS LIMITED

By:	/s/ Neil Cooper
	Name:	Neil Cooper
	Title:	President and Treasurer

AMERICAN WAGERING, INC.

By:	/s/ Victor Salerno
	Name:	Victor Salerno
	Title:	CEO

/s/ Victor Salerno
Victor J. Salerno